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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 3, 2002

                              Plains Resources Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                          0-9808                       13-2898764
(State or Other Jurisdiction of        (Commission File Number)     (I.R.S. Employer Identification
           Incorporation)                                                     Number)





                          500 Dallas Street, Suite 700
                                Houston, TX 77002
          (Address of Principal Executive Offices, including Zip Code)


        Registrant's telephone number, including area code: (713)739-6700





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Item 5. Other Events.

     The information in the Press Release dated July 3, 2002 and attached as
Exhibit 99.1 is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      Not applicable.

        (b)      Not applicable.

        (c)      Exhibits.

                           Exhibit      Description
                           -------      -----------
                           99.1         Press Release dated July 3, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PLAINS RESOURCES INC.



Date: July 10, 2002                 By:   /s/ Cynthia A. Feeback
                                        -------------------------------------
                                        Cynthia A. Feeback
                                        Senior Vice President -- Accounting
                                        and Treasurer